July 31, 2023, as revised January 9, 2024

Blackstone

Blackstone Alternative Multi-Strategy Fund

a series of Blackstone Alternative Investment Funds

Class D Shares – BXMDX

Class I Shares – BXMIX

Class R Shares – BXMRX

Class Y Shares – BXMYX

Summary Prospectus

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online on the Fund’s website (https://bxmix.blackstone.com/#literature). You can also get this information at no cost by contacting your service agent or by calling the Fund at 855-890-7725, or by writing to the Fund at 345 Park Avenue, 28th Floor, New York, NY 10154. You can also email the Fund at HFSMutualFundClientService@Blackstone.com. The Fund’s Prospectus, dated July 31, 2023, as may be amended or supplemented, and the Fund’s Statement of Additional Information, dated July 31, 2023, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of Blackstone Alternative Multi-Strategy Fund (the “Fund”) is to seek capital appreciation.

SUMMARY OF FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class D	Class I	Class R	Class Y
Management fees[1]	1.88%	1.88%	1.88%	1.88%
Distribution and/or service (12b-1) fees	0.25%	None	None	None
Other expenses	0.88%	0.86%	1.01%	0.79%
Dividends and interest expense on securities sold short and interest expense on reverse repurchase agreements[2]	0.41%	0.41%	0.41%	0.41%
Remainder of other expenses	0.47%	0.45%	0.60%	0.38%
Acquired fund fees & expenses[3]	0.79%	0.79%	0.79%	0.79%
Total annual fund operating expenses[4]	3.80%	3.53%	3.68%	3.46%

[1]	Includes management fees paid by the Subsidiaries (as defined below under “Principal Investment Strategies”).
[2]	Dividends and interest expenses on securities sold short and interest expense on reverse repurchase agreements has been restated to reflect current fees.
[3]	Acquired fund fees & expenses have been restated to reflect current fees.
[4]

Total annual fund operating expenses do not correspond to the ratios of expenses to average net assets provided in the Fund’s most recent annual report, which do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class D, Class I, Class R, or Class Y Shares of the Fund for the time periods indicated, that your dividends and distributions have been reinvested, and that you redeem all of your shares at the end of the periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table above. The first year of each period in the example takes into account any expense reimbursement/recoupment described herein. You may pay brokerage commissions on your purchases and sales of shares of the Fund, which are not reflected in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class D Shares	$382	$1,161	$1,958	$4,036

Class I Shares	$356	$1,083	$1,831	$3,801

Class R Shares	$370	$1,126	$1,902	$3,932

Class Y Shares	$349	$1,062	$1,798	$3,738

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2023, the Fund’s portfolio turnover rate was 846% of the average value of its portfolio (182% of the average value of its portfolio had mortgage to be announced securities (“TBAs”) roll transactions been excluded).

PRINCIPAL INVESTMENT STRATEGIES

Blackstone Alternative Investment Advisors LLC (the “Adviser”) seeks to achieve the Fund’s objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies. The Adviser allocates the Fund’s assets among sub-advisers with experience managing alternative investment strategies (the “Sub-Advisers”) and among Investment Funds (as described below) generally employing alternative investment strategies. The Adviser also manages a portion of the Fund’s assets directly and, from time to time, may instruct Sub-Advisers with respect to particular investments. In pursuing the Fund’s investment objective, the Adviser seeks to maintain an investment portfolio with, on average, lower volatility relative to the broader equity markets. The main strategies of the Fund and Investment Funds include:

Equity Hedge Strategies, which employ both long and short positions in primarily equity securities and equity- related derivatives.

Event-Driven Strategies, which focus on event-linked, reinsurance-related, acquisition-related, and other types of instruments, including equities, debt income securities, and derivatives that are currently or may be prospectively affected by transactions or events, including mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance, other capital structure adjustments, shareholder activism, or triggering events relating to weather, natural disasters, and other catastrophes.

Macro Strategies, which seek to profit from movements in, or risks related to, underlying macroeconomic variables and/or risk premia factors, and the impact those variables and factors have on equity, fixed income, currency, and/or commodity markets.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

Relative Value Strategies, which focus on potential valuation discrepancies in related financial instruments.

Multi-Strategy Strategies, which employ a wide variety of strategies, including some or all of those described above, with allocations among such strategies based upon analysis of fundamental, statistical, technical, or other factors.

The Adviser determines the allocations of the Fund’s assets and allocates a majority of the Fund’s assets among a number of affiliated and unaffiliated Sub-Advisers with expertise in alternative investment strategies. A Sub-Adviser may be engaged to employ two or more strategies with respect to its allocated portion of the Fund’s assets or to manage two or more separate allocated portions of the Fund’s assets. The Adviser is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser or to manage directly. The Adviser will adjust allocations from time to time among strategies or Sub-Advisers based on its assessment of market conditions and/or Sub-Adviser strategies. The Adviser, from time to time, has chosen not to allocate to certain Sub-Advisers, and there may be lengthy periods of time when there is no allocation to one or more Sub-Advisers or strategies described in this Prospectus. In allocating the Fund’s assets among alternative strategies, the Adviser reviews a number of quantitative and qualitative factors, including, without limitation, macroeconomic scenarios, market sentiment, diversification, strategy capacity, regulatory constraints, and the fees associated with the strategy. For additional information, see “More on Fund Management—Adviser and Sub-Advisers—Selection of Sub-Advisers.”

The Adviser may retain discretionary and non-discretionary Sub-Advisers for the Fund. Each discretionary Sub-Adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to it. Each non-discretionary Sub-Adviser implements its investment strategy in coordination with the Adviser in the Adviser’s discretion. The Adviser has the responsibility to oversee each Sub-Adviser, subject to the ultimate oversight of the Fund’s board of trustees (the “Board of Trustees”). The Adviser also is responsible for recommending the hiring, termination, and replacement of Sub-Advisers.

The Adviser recommends the hiring, termination, and replacement of Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have obtained from the Securities and Exchange Commission (the “SEC”). This order permits the Adviser, subject to supervision and approval by the Board of Trustees, to enter into, and to amend in material respects, sub-advisory agreements without seeking the approval of the Fund’s shareholders. The Fund will furnish shareholders with information about a new Sub-Adviser within 90 days of hiring the Sub-Adviser. In accordance with a separate exemptive order that the Trust and the Adviser have obtained from the SEC, the Board of Trustees may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.

The Adviser has currently entered into sub-advisory agreements with, and may allocate the Fund’s assets to, the following Sub-Advisers:

Discretionary Sub-Advisers	Principal Strategy
Bayforest Capital Limited	Multi-Strategy Strategies
Bayview Asset Management, LLC	Relative Value Strategies
Blackstone Liquid Credit Strategies LLC	Relative Value Strategies
Blackstone Real Estate Special Situations Advisors L.L.C.	Relative Value Strategies
Caspian Capital LP	Event-Driven Strategies
Clear Sky Advisers, LLC	Macro Strategies
D. E. Shaw Investment Management, L.L.C.	Multi-Strategy Strategies
Endeavour Capital Advisors Inc.	Equity Hedge Strategies
Fir Tree Capital Management, LP	Relative Value Strategies
Fort Baker Capital Management LP	Event-Driven Strategies
Harvest Fund Advisors LLC	Equity Hedge Strategies
Magnetar Asset Management LLC	Event-Driven Strategies
Maren Capital LLC	Equity Hedge Strategies
Mariner Investment Group, LLC	Relative Value Strategies
Melqart Asset Management (UK) Limited	Macro Strategies
Merritt Point Partners LLC	Macro Strategies
Mesarete Capital LLP	Relative Value Strategies
Nephila Capital Ltd.	Event-Driven Strategies
North Reef Capital Management LP	Equity Hedge Strategies
Sage Rock Capital Management LP	Event-Driven Strategies
Seiga Asset Management Limited	Equity Hedge Strategies
Seven Grand Managers, LLC	Event-Driven Strategies
Trailstone Commodity Trading US, LLC	Macro Strategies
Two Sigma Advisers, LP	Equity Hedge Strategies
Varick Capital Partners LP	Macro Strategies
Waterfall Asset Management, LLC	Relative Value Strategies

The investment strategy for each Sub-Adviser listed above is its principal strategy, but the Sub-Advisers may also implement other investment strategies with the portion(s) of the Fund’s assets allocated to them. There may be periods of time when there is no allocation

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

to one or more Sub-Advisers or strategies described above. For example, although this could change at any time, as of the date of this Prospectus, there is no allocation to Endeavour Capital Advisors Inc., Nephila Capital Ltd., and Waterfall Asset Management, LLC.

The Adviser manages Fund assets not allocated to the Sub-Advisers. In doing so, the Adviser may manage assets through allocations to Investment Funds, may instruct Sub-Advisers with respect to particular investments, may take hedging positions, and may otherwise engage in direct investing subject to applicable law and the policies, procedures, and internal guidelines of the Adviser and the Fund. Under normal circumstances, the Adviser may manage up to 35% of the Fund’s assets directly. Discretionary allocations to any Sub-Advisers that are affiliates of the Adviser, allocations to non-discretionary Sub-Advisers, cash and cash equivalents held by the Adviser for portfolio management purposes, and investments made for hedging purposes or in connection with temporary defensive positions are not considered to be part of the 35% of Fund assets the Adviser may manage directly. The Adviser has adopted additional limitations on assets managed directly and through affiliated Sub-Advisers. Such limits may change from time to time at the sole discretion of the Adviser. See the Potential Conflicts of Interest section in the Statement of Additional Information (“SAI”) for more information.

The Adviser may invest up to 25% of the Fund’s assets in unaffiliated hedge funds, funds traded publicly on foreign exchanges, funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS funds”), real estate investment trusts (“REITs”), business development companies (“BDCs”), open-end and closed-end registered investment companies (including without limitation unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”)), and other commingled investment vehicles (collectively, the “Investment Funds”). A portion of the Investment Funds (no more than 15% of the Fund’s net assets, taken together with any other illiquid assets held by the Fund) is expected to be “illiquid” (i.e., holdings that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Investment Funds in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies.

The Fund’s assets may be invested in one or more of its three wholly-owned and controlled subsidiaries (the “Subsidiaries”). One of the Subsidiaries is formed under the laws of the Cayman Islands (the “Cayman Subsidiary”) and two are formed as limited liability companies under the laws of the State of Delaware (each, a “Domestic Subsidiary” and together, the “Domestic Subsidiaries”). The Cayman Subsidiary invests, directly or indirectly through the use of derivatives, in securities and commodity interests. The Domestic Subsidiaries invest, directly or indirectly through the use of derivatives, almost entirely in securities (with only de minimis exposure to commodity interests). The Adviser advises each Subsidiary and may retain one or more Sub-Advisers to manage the Fund’s assets and/or the assets of one or more Subsidiaries.

In addition, certain Sub-Advisers will (and the Adviser and other Sub-Advisers may) obtain for the Fund synthetic exposure to investment strategies through the use of one or more total return swaps or structured notes (a “Basket Swap” or a “Basket Note”). For a Basket Swap, the Fund or a Subsidiary makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, commodities, and/or commodity interests identified by the Sub-Adviser (or the Adviser) and/or managed in an account by the Sub-Adviser. For a Basket Note, the Fund or a Subsidiary purchases a note from an issuer in exchange for receiving from the issuer payments that reflect the return of an account through which the Sub-Adviser (or the Adviser) manages a portfolio reflecting a basket of securities, derivatives, commodities, and/or commodity interests. The Sub-Adviser (or the Adviser) will select and manage the securities, derivatives, commodities, and/or commodity interests underlying the Basket Swap or the Basket Note in a manner consistent with the Fund’s strategies. The Fund’s investment returns on Basket Swaps or Basket Notes generally will correspond to the Fund’s returns had the Sub-Adviser managed the notional equivalent of the Fund’s assets directly (although returns on Basket Swaps or Basket Notes will be reduced by financing charges and trading costs incurred by the Basket Swap counterparty or Basket Note issuer). The Fund may from time to time obtain a significant portion of its investment exposure through Basket Swaps and/or Basket Notes.

The Fund has investment exposure, directly or indirectly through the Subsidiaries, Basket Swaps, Basket Notes, or Investment Funds, to a broad range of instruments, markets, and asset classes economically tied to U.S. and foreign markets (including emerging markets). (Unless indicated otherwise, references to the investment exposure or risks of the Fund should be understood to refer to the Fund’s direct investment exposure and risks and its indirect investment exposure and risks through the Subsidiaries, Basket Swaps, Basket Notes, or Investment Funds.) Investments may include, but are not limited to, equity securities, fixed income securities, and derivative and commodity instruments. The Fund may take both long and short positions in any of its investments. The Fund has flexibility in its allocation to asset classes, market sectors, and instruments and will vary the percentage of its assets invested in each asset class, market sector, and instrument from time to time. Other than limits described herein and in the SAI, there is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may purchase securities or other property throughout the world on recognized markets, in private placements, and through both initial and secondary underwritten offerings (including Rule 144 and 144A securities, which are securities that may be resold without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to an exemption from registration under the 1933 Act). To the extent permitted by the Investment Company Act of 1940, as amended, (the “1940 Act”), the Fund may invest a significant portion of its assets in a variety of commodity and other instruments, including California Carbon Allowances (“CCAs”) and futures on CCAs. The Fund may have significant investment leverage (directly or indirectly) as a result of its use of derivatives, including Basket Swaps, its use of Basket Notes, or its investments in Investment Funds. Additionally, the Fund may lend its portfolio securities, and may use the collateral it receives for the securities on loan to purchase any investment, which may result in investment leverage.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

The equity securities in which the Fund may invest include equity securities of companies of any market capitalization throughout the world (on both U.S. and foreign markets (including emerging markets, which may include frontier markets)), which may include common stocks, preferred stocks, convertible securities, depositary receipts, ETFs, REITs, and partnership interests, rights and warrants, or securities or other instruments whose price is linked to the value of the common stock, and securities issued by special purpose acquisition companies (“SPACs”) (i.e., typically publicly traded companies that raise funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with unaffiliated companies to be identified subsequent to the IPO) or similar special purpose entities that pool funds to seek potential acquisition opportunities.

The fixed income securities in which the Fund may invest include debt securities of governments throughout the world (on both U.S. and foreign markets (including emerging markets, which may include frontier markets)) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (on both U.S. and foreign markets (including emerging markets, which may include frontier markets)), including inflation-indexed securities, debt securities of any duration, maturity, or credit rating (including below investment grade debt securities (commonly known as “junk bonds”)) or debt securities that are unrated, commercial and residential mortgage-backed securities, asset-backed securities (including those backed by consumer assets), adjustable rate securities, stripped securities (i.e., securities resulting from the separation of income and principal components of debt securities, such as interest-only debt securities), net interest margin securities (i.e., securities based on the value of excess cash flows received by underlying mortgage-backed securities), bank and direct loans, loan assignments and loan participations, bankruptcy or trade claims, and event-linked instruments (including catastrophe bonds).

The derivative instruments in which the Fund may invest include futures and forward contracts, such as index, interest rate, commodity, or government bond futures and TBAs; swaps, such as credit default swaps, total return swaps, interest rate swaps (including constant maturity swaps), currency swaps, swaptions, volatility and variance swaps (which provide exposure to the future volatility of an asset without exposure to the direction of price movements of that asset), and/or contracts for difference; call and put options, including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts, over-the-counter (“OTC”) options, currency options, and non-standard options, including digital options (otherwise known as binary options or all-or-nothing options) and barrier options, which come into existence (“knock-in”) or cease to exist (“knock-out”) if the price of a reference asset reaches a particular threshold before the contract’s expiration; warrants and rights; and any security described above issued by a SPAC. The Fund may invest in derivative instruments with various types of reference assets, including without limitation equities, bonds, or other securities, currencies, interest rates, physical commodities or commodity interests, market-based or other indices, or a combination of the foregoing. The Fund may also invest in foreign currency futures, forwards, or exchange contracts. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions. At times, the Fund may invest a significant portion of its assets in derivative instruments. In addition to derivative instruments, the Fund may also invest in repurchase agreements, or reverse repurchase agreements, and purchase and sale contracts. See the Additional Information on Investment Techniques of the Fund and Related Risks—Swap Contracts and Other Two-Party Contracts section of the SAI for more information.

From time to time, the Fund may have substantial exposure to a particular asset class, industry, sector, country, or region.

The Fund operates as a diversified open-end investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL INVESTMENT RISKS

An investment in the Fund entails substantial risks and includes alternative investment and trading strategies not employed by traditional mutual funds. You may lose part or all of your investment and/or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. The following is a summary description of the principal risks of investing in the Fund, including the indirect risks associated with the Fund’s investments in the Subsidiaries and Investment Funds. Any decision to invest in the Fund should take into account that the Fund may make virtually any kind of investment, and be subject to related risks, which can be substantial.

The relative significance of the principal risks identified below, at any given time, will vary depending on the specific composition of the Fund’s investment portfolio from time to time and the allocation of the Fund’s assets among the various investment strategies, which will change over time (potentially frequently and significantly).

As applicable, references to the “Fund” mean any one or more of the Fund, Subsidiaries, and Investment Funds, and references to a “Manager” mean any one or more of the Adviser, Sub-Advisers, and advisers to the Investment Funds.

Investment and Trading Risks in General

Market Risk and Selection Risk. The Fund is subject to market risk and selection risk. Market risk is the risk that one or more markets in which the Fund invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those caused by epidemics and pandemics, economic, natural, and man-made disasters, government action, or

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

significant geopolitical events such as war, terrorism, sanctions, tariffs, or trade disputes, could adversely affect the liquidity and volatility of securities held by the Fund and could increase the Fund’s exposure to the other risks detailed in this Prospectus.

Market environment changes may adversely affect the performance of a model and amplify losses. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.

Selection risk is the risk that the investments held by the Fund will underperform the markets, the relevant indices, or the investments selected by other funds with similar investment objectives and investment strategies. The Adviser’s or a Sub-Adviser’s judgment about the attractiveness, value, or growth potential of a particular investment may be incorrect and the investment techniques used by the Adviser or Sub-Adviser may fail to produce desired results. Further, the Fund could be prevented from executing investment decisions at an advantageous time or price as a result of increased or changing regulations or as a result of domestic or global market disruptions, including disruptions causing heightened market volatility and reduced market liquidity. Thus, investments that the Adviser or a Sub-Adviser believes represent an attractive opportunity may be unavailable entirely or in the specific quantities or prices sought by the Fund. As a result, the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Equity Securities Risk. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities are subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, are subject to counterparty credit risk, and may create investment exposure greater than the initial investment.

•

Contracts for Difference. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. If the short basket outperforms the long basket, the Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.

•

Forwards. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. These markets can experience periods of illiquidity, sometimes of significant duration, and disruptions, such as unusually high trading volume, political intervention or other factors. In addition, because of the low margin deposits normally required in forward trading, a high degree of leverage is typical of a forward trading account. As a result, a relatively small price movement in a forward contract may result in substantial losses to the Fund. In addition, the Fund is exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks relating to settlement default. Some counterparties with whom the Fund transacts may not be rated investment grade. Such market illiquidity, disruption, or risks could result in substantial losses to the Fund.

•

Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Moreover, futures positions are marked to market each day and variation margin payments must be paid to or by the Fund. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.

•

Options. Options trading involves certain additional risks. Specific market movements of an option and the instruments underlying an option cannot be predicted. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss. Equity, foreign currency, or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange-traded option.

•

Swap Agreements. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

assurance that the counterparty will be able to meet its contractual obligations, that the Fund will be able to enforce its rights, or that the Fund will pursue actions to enforce such contractual rights or seek such contractual remedies. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Basket Swaps are subject to the particular risk that the basket does not perform as anticipated. Like all swaps, this risk will be amplified by any leverage embedded in the Basket Swap.

Debt Securities Risk. Debt securities, such as bonds and certain asset-backed securities, involve certain risks, which include:

•

Credit Market Liquidity Risk. Some debt securities, including some asset-backed securities and structured credit products, are more thinly traded than equity securities and are subject to the risk of a sudden loss of liquidity in the event of a market disruption or shock that may not be proportionate to, or even related to, the fundamentals of the investment. If the Fund becomes forced to sell such assets at this time, the sales could be subject to significant losses.

•

Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The debt securities of some companies may be riskier than the stocks of others.

•

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

•

Inflation Risk. Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time.

•

Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. While interest rates in the United States have been at historically low levels in recent periods, the U.S. Federal Reserve has recently increased interest rates significantly in light of intensifying inflationary pressures and it may continue to do so. As interest rates have risen, rates across the financial system have risen as well and may continue to rise. A continued increase in interest rates could have a material adverse effect on fixed income investments and on the performance of the Fund. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

•

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

•	Variable and Floating Rate Instrument Risk. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Counterparty Credit Risk. The stability and liquidity of many derivative and securities lending transactions depend in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of the Fund’s securities and other assets from such counterparty will be extinguished, delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty. At times, including when the Fund has entered into a Basket Swap, the Fund will have significant exposure to a single counterparty.

Liquidity Risk. Some securities held by the Fund, including, but not limited to, restricted, distressed, non-exchange traded, privately placed securities, and/or commodity-related investments may be difficult to sell, or illiquid, particularly during times of market turmoil. Investments in Investment Funds are often illiquid and some Investment Funds may not permit withdrawals or may make in-kind distributions of illiquid securities when the Fund desires to divest. Illiquid securities may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of portfolio investments, resulting in lower asset values and losses to Fund investors. For example, wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, countries may impose wage and price controls or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on the level of economic activity. This risk is elevated compared to historical market conditions because of recent monetary policy measures, the current interest rate environment, and the historically high prevailing inflation rates. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the value of shareholders’ investments in the Fund.

Risks Specific to Investments in Investment Funds. In addition to risks relating to their direct investments, Investment Funds often involve additional special risks not present in direct investments. Investors in the Fund bear two layers of fees and expenses at both the Fund level and the Investment Fund level. The Fund’s investments in Investment Funds are priced, in the absence of readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations are used to calculate fees

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

payable to the Adviser and the net asset value of the Fund’s shares. The Adviser is also dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares. Some Investment Funds are not registered as investment companies under the 1940 Act, and therefore, the Fund is not able to avail itself of the protections of the 1940 Act with respect to such investments. Certain Investment Funds, including unaffiliated hedge funds and UCITS funds, are also subject to transfer or redemption restrictions that impair the liquidity of these investments, and some Investment Funds may suspend the withdrawal rights of their shareholders, including the Fund, from time to time. Incentive fees charged by advisors of Investment Funds also creates an incentive for such advisors to make investments that are riskier or more speculative than in the absence of these fees. To the extent an Investment Fund invests in a special situation investment (an investment in securities or other instruments that an Investment Fund determines to be illiquid or lacking a readily ascertainable fair value and which the Investment Fund designates as a special situation investment), the Fund’s ownership interest with respect to such special situation investment generally may not be withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized. The Fund also may purchase non-voting securities of, or to contractually forego the right to vote in respect of, Investment Funds in order to prevent the Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Fund will not be able to vote to the full extent of its economic interest on matters that require approval of investors in each Investment Fund, including matters that could adversely affect the Fund’s investment.

Commodities-Related Investments Risk. The value of commodities and commodity-linked derivative investments can be extremely volatile and exposure to commodities could cause the value of the Fund’s shares to decline or fluctuate in a more rapid and unpredictable manner. The value of commodities and commodity-linked derivative instruments may be directly or indirectly affected by many factors, including changes in market movements, volatility, increases or decreases in production or availability, fluctuations in demand, changes in interest rates or foreign currency exchange rates, real or perceived inflationary trends, population growth and changing demographics, or factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions or catastrophes, livestock disease, pandemics, depletion of natural reserves or deposits, insufficient storage capacity, competition from substitute products, transportation bottlenecks or shortages, war, terrorist or criminal activity, failures of infrastructure, embargoes, sanctions, tariffs and international economic, political, and regulatory developments. Such events may have a disproportionate impact on the prices of commodities that are produced in a limited number of countries or that are controlled by a small number of producers. Should the Fund invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, government regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other minerals. Natural resources companies may be affected by factors such as changes in overall market movements, commodity price volatility, changes in interest rates, or sectors affecting a particular industry or commodity sought as a drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. The active trading market for certain commodities may be limited, and adverse market conditions may impair the liquidity of actively traded commodities investments. As a result, it may not always be possible for the Fund to liquidate commodity-related investments at an advantageous time or price, which may subject the Fund to additional liquidity risk. Certain types of commodities instruments are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.

Exposure to commodities and commodities markets may subject the value of the Fund’s investments (and therefore the Fund) to greater volatility than other types of investments.

Structured Products Risk. Holders of structured products bear risks of the underlying investments, index, or reference obligation and are subject to counterparty credit, valuation, and liquidity risks. In addition to the general risks associated with debt securities, structured products carry additional risks, including, but not limited to the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the reference instruments may decline in value or default; the possibility that changes in the reference instrument will reduce the interest rate or principal amount payable on maturity; and the possibility that the position is subordinate to other classes. Structured products may be less liquid than other types of securities and more volatile than the reference instrument. Basket Notes are subject to the particular risk that the basket does not perform as anticipated. This risk will be amplified by any leverage embedded in the note.

Real Estate and REIT Investment Risk. Investments in real estate related securities are subject to the risk that the value of the real estate underlying the securities will decline. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Additionally, rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Fund’s losses.

California Carbon Allowance (CCA) Risk. The Fund invests in California Carbon Allowances (“CCAs”) and/or futures on CCAs. Political, judicial, and regulatory developments in California or at the federal level may adversely affect the value of CCAs, including, without limitation, due to the revocation of CCAs or due to changes to or termination of the cap-and-trade program under which CCAs are traded (including changes to emission limits or a decision by California to not extend the program). Any disruptions to the auction platform through which CCAs are purchased, the market tracking system supporting the CCA market through which CCAs

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

are tracked and traded, or the third-party administrators that administer the auctions and hold the bid guarantees, including without limitation disruptions resulting from cyberattacks or other cyber-security incidents, could negatively affect the value of CCAs. The trading, settlement, safekeeping, and valuation processes used in the CCA market generally are less developed than in equity markets and may create risks to the Fund.

Foreign Investments and Emerging Markets Risk. The Fund invests in securities of non-U.S. issuers, including those located in foreign and developing countries, which involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries, including countries considered to be frontier markets.

Event-Driven Trading Risk. To the extent the Fund seeks to profit from the occurrence of specific corporate or other events, a delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.

Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay, refuse, or be unable to pay interest or repay principal on its sovereign debt. This risk is heightened for emerging and frontier market issuers, for government entities in countries experiencing economic downturns, or both.

Mortgage- and Asset-Backed Securities Risk. The Fund invests in mortgage- and asset-backed securities. Mortgage- and asset-backed securities are subject to credit, interest rate, inflation, valuation, liquidity, prepayment and extension risks (see “Debt Securities Risk” above). These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

Short Sales Risk. A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.

Collateralized Debt Obligations Risk. Collateralized debt obligations (“CDOs”), including collateralized loan obligations, are subject to credit, interest rate, valuation, liquidity, prepayment, and extension risks. These securities also are subject to risk of default on the underlying asset. CDOs typically issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, liquidity crises, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to these types of securities as a class.

Leverage Risk. To the extent permitted under the 1940 Act, the Fund may borrow money or engage in other transactions, such as investments in derivatives or lending its securities and using the collateral to purchase any investment, that create investment leverage for investment or other purposes. As a result, the allocation to Sub-Advisers, together with the assets managed directly by the Adviser, may exceed 100% of the Fund’s net assets. Use of leverage can produce volatility and may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio, which increases the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any regulatory requirements. Futures contracts, options on futures contracts, forward contracts, and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged.

Below Investment-Grade Instruments Risk. The Fund is permitted to invest in unrated or below-investment grade debt or so called “junk bonds.” Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are speculative, high-risk investments that may cause income and principal losses for the Fund.

Investment Company and ETF Risk. The risks of investment in investment companies (including money market funds or BDCs) and ETFs typically reflect the risks of the types of instruments in which the investment companies and ETFs invest. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF.

TBA Risk. In the TBA market, the seller agrees to deliver the mortgage-backed securities for an agreed-upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. The Fund relies on the seller to complete the transaction, and the seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. In addition, the Fund bears the risk of loss in the event of the default or bankruptcy of the seller. The purchaser of TBA securities generally is subject to increased market risk relative to direct purchasers of mortgage-backed securities because the delivered securities may be less favorable than anticipated by the purchaser. Finalized but not yet effective Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market that would, if implemented, require a Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. If those rules are implemented, the required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity. Investments in TBAs may create leverage.

New Issue Risk. “New issues” are initial public offerings (“IPOs”) of securities. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

Loan Risk. The risks associated with bank and direct loans and participations include, but are not limited to, risks involving the enforceability of security interests and loan transactions, inadequate collateral, liabilities relating to collateral securing obligations, and the liquidity of these loans. The market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The loans in which the Fund invests may be rated below investment grade.

Special Purpose Acquisition Company (SPAC) Risk. The Fund invests in stock, warrants, rights, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with an unaffiliated company (the “de-SPAC Transaction”) to be identified subsequent to the SPAC’s IPO. SPACs often are used as a vehicle to transition a company from private to publicly-traded. The securities of a SPAC often are issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional full or partial shares. Unless and until a de-SPAC Transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities, and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. In connection with a de-SPAC Transaction, the SPAC may complete a private investment in public equity (“PIPE”) offering with certain investors. The Fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction. If a de-SPAC Transaction that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. To the extent the Fund holds the warrants and rights issued by a SPAC until completion of a de-SPAC Transaction, the Fund is exposed to greater risk of loss if a transaction does not close within the pre-established period of time. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable de-SPAC Transaction. There is no guarantee that the SPACs in which the Fund invests will complete a de-SPAC Transaction or that any de-SPAC Transaction completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. SPACs are subject to increasing scrutiny and potential legal challenges or regulatory developments (as of the date of this Prospectus, the SEC has proposed additional disclosure and other rules that would apply to SPACs) may limit their effectiveness or prevalence.

Warrants and Rights Risk. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Relative Value Strategies Risk. Relative value strategies utilized in the Fund depend on the Adviser’s or the Sub-Advisers’ ability to identify unjustified or temporary discrepancies between the value of two or more related financial instruments, and are subject to the risk that the Adviser’s or the Sub-Advisers’ evaluation of the relative price differential may be incorrect or may never be realized in the market price of the securities in which the Fund invests.

Arbitrage Strategies Risk. The Fund is permitted to invest in securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If the proposed transaction is delayed or appears likely not to be consummated or in fact is not consummated, the market price of the security may decline sharply, which would result in a loss to the Fund. In addition, if a Manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Fund may purchase securities above the offer price, subjecting such purchases to a high degree of risk.

Distressed Securities Risk. Because investments in distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations typically involve substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss equal to or exceeding the original investment.

Bankruptcy Process and Trade Claims Risk. The Fund may purchase bankruptcy claims and trade claims. With regard to bankruptcy claims, there are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company and cause it to be incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being finalized. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. The Fund may also purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings, which include claims of suppliers for unpaid goods delivered, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. Trade claims are typically unsecured. An investment in trade claims is very speculative, is often illiquid, and carries a high degree of risk. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

Macro Strategy Risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Such price movements are influenced by,

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

among other things: changes in interest rates; governmental and economic programs, policies and events; weather and climate conditions; changing supply and demand relationships; changes in balances of payments and trade; rates of inflation and deflation; currency devaluations and revaluations; and changes in philosophies and emotions of market participants.

Focused Investment Risk. To the extent the Fund invests more heavily in particular sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries, its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. An individual sector, sub-sector, industry, group of industries, asset class, market, region, country, or group of countries may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector or the several countries or markets that constitute a region or group of countries may all react similarly to economic, political, regulatory, or other market events.

Market Capitalization Risk. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Convertible Securities Risk. If market interest rates rise, the value of a convertible security tends to fall. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value typically changes based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, are more exposed to the risks of the underlying common stock.

Non-Exchange Traded Securities Risk. Non-exchange traded securities, including privately placed securities, may be illiquid and have little to no price transparency, which may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Government Issued Securities Risk. U.S. government securities are subject to market and interest rate risk. Market prices of zero coupon U.S. Treasury securities and zero coupon securities issued by governmental agencies or financial institutions generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements Risk. If the other party to a repurchase agreement defaults on its obligations under the agreement, the Fund may suffer delays, incur costs, and/or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security underlying the agreement and the market value of the security declines, the Fund may lose money.

Event-Linked Instrument Risk. Investing in event-linked bonds, including bonds known as “catastrophe bonds,” and other event-linked instruments involves unique risks. If a trigger event, such as a hurricane, earthquake, or other physical or weather-related phenomenon, causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Some event-linked instruments have features that delay the return of capital upon the occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. In addition to specified trigger events, event-linked instruments expose the Fund to other risks, such as credit risk, adverse regulatory or jurisdictional interpretations, adverse tax consequences, and foreign exchange risk.

Activist Strategies Risk. The Fund is permitted to purchase securities of companies that are the subject of proxy contests or that activist investors (including, potentially, a Manager) are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of such company’s securities to increase. There is a risk that the market price of the company’s securities will fall if the proxy contest, or the new management, is not successful.

Risks Associated with Adviser, Sub-Advisers, and the Operation of the Fund

Allocation Risk. The Fund’s ability to achieve its investment objective and maintain lower volatility than the broader equity markets depends upon the Adviser’s skill in determining the Fund’s allocation to alternative investment strategies and in selecting the best mix of Sub-Advisers, Investment Funds, and other investments. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value, or market trends affecting a particular asset class, investment strategy, Sub-Adviser, Investment Fund, or other issuer is incorrect.

Multi-Manager Risk. The multi-manager strategy employed by the Fund involves special risks, which include:

•

Differential Strategy Risk. Certain Managers have experience in investment-related activities and in managing private investment funds, but limited experience as managers of a registered investment company, which, unlike private investment funds, are subject

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Due to differences in regulatory requirements, the investment strategies of such Managers may have different results in the Fund than they do for other funds or accounts managed by the Managers that are not subject to the protections of the 1940 Act.

•

New Sub-Adviser Risk. Certain Managers have limited operating and performance histories and/or limited experience managing investment funds. This may result in lower than expected performance, operational and investment inefficiencies, and/or errors. In addition, the departure of one or more key employees of a Manager may significantly affect a Manager’s ability to operate or perform as expected.

•

Use of Multiple Sub-Advisers Risk. No assurance can be given that the collective performance of the Managers will result in profitable returns for the Fund as a whole. Positive performance achieved by one or more Manager may be offset – or even outweighed – by negative performance experienced by other Managers. In addition, Managers may make investment decisions that conflict with each other; for example, at any particular time, one Manager may be purchasing shares of an issuer whose shares are being sold by another Manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result. Alternatively, two or more Managers may employ similar strategies or invest in some of the same assets, resulting in less diversification to the Fund than is expected or desired.

•

Unregistered Sub-Adviser Risk. Certain Sub-Advisers may not be registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) because they do not provide advice with respect to securities. These Sub-Advisers are not subject to the same regulatory requirements and oversight as other Sub-Advisers, and the Fund will not benefit from the regulatory protections afforded by the Advisers Act with respect to those Sub-Advisers. There is a risk that an unregistered Sub-Adviser may inadvertently engage in activities that would require the Sub-Adviser to register under the Advisers Act or cease to act as a Sub-Adviser to the Fund.

Large Purchase or Redemption Risk. The Fund is used as an investment in certain model portfolios or other asset allocation programs sponsored by financial intermediaries and may have a large percentage of its shares held in such programs. The Fund may experience large redemptions or large purchases if any of these programs reduce or increase their targeted allocations to the Fund. Other large investors also may have a significant ownership stake in the Fund. Large redemption or purchase activity could have adverse effects on performance to the extent that the Fund incurs additional costs or is required to sell securities, invest cash, or hold a relatively large amount of cash at times when it would not otherwise do so.

Conflicts of Interest Risk. The Adviser and Sub-Advisers have conflicts of interest that could interfere with their management of the Fund. These conflicts, which are described in more detail in the SAI, include, without limitation:

•

Allocation of Investment Opportunities. The Adviser and Sub-Advisers (or their affiliates) manage other investment funds and/or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Fund, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Fund and other clients of the Adviser, a Sub-Adviser or their affiliates. None of the Adviser, the Sub-Advisers or their affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other funds and/or accounts managed by them, for the benefit of the management of the Fund. No affiliate of the Adviser or a Sub-Adviser is under any obligation to share any investment opportunity, including an investment technique, idea, model or strategy, with the Fund. The portfolio compositions and performance results therefore will differ across the Fund and other such funds and/or accounts. These conflicts of interest are exacerbated to the extent that the Adviser’s or Sub-Advisers’ other clients are proprietary or pay them higher fees or performance-based fees. In addition, as a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which in certain circumstances will limit the Fund’s ability to make investments or enter into other transactions alongside other clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. The Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Even if the Fund and any such other clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

•

Financial Interests in Service Providers. The Adviser or Sub-Advisers and their affiliates have financial interests in certain service providers to the Fund. For example, the Adviser utilizes technology offered by Arcesium LLC (“Arcesium”) to provide certain middle- and back-office services to the Fund. The parent company of a Sub-Adviser owns a controlling, majority interest in Arcesium and the Adviser owns a non-controlling, minority interest in Arcesium.

•

Financial Interests in Sub-Advisers. The Adviser and its affiliates have financial interests in asset managers that may sub-advise the Fund. Any allocation by the Adviser to a subsidiary or other affiliate that is a Sub-Adviser to the Fund benefits Blackstone Inc. (“Blackstone”) and any redemption or reduction of such allocation would be detrimental to Blackstone, creating potential conflicts of interest in allocation decisions.

•

Other Activities of the Adviser or Sub-Advisers. The activities in which the Adviser or Sub-Advisers and their affiliates are involved on behalf of other accounts could limit or preclude the flexibility that the Fund would otherwise have to participate in certain investments.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

•

Selection of Sub-Advisers. The Adviser compensates the Sub-Advisers out of the management fee it receives from the Fund, which creates an incentive for the Adviser to select Sub-Advisers with lower fee rates, select Sub-Advisers that are affiliated with the Adviser, or manage assets directly.

Limitations on Transactions with Affiliates. The 1940 Act limits the Fund’s ability to enter into certain transactions with affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of or private equity fund managed by Blackstone or its affiliates. However, the Fund may under certain circumstances purchase such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company. The ability of the Adviser to recommend actions in the best interest of the Fund might be impaired under certain conditions, including, but not limited to, in insolvency or near-insolvency situations.

Cyber Security Risk. Cyber security incidents and cyber-attacks (including denial of service attacks, ransomware attacks, and social engineering attempts (such as business email compromise attacks)) have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future (including as a consequence of the increased frequency of virtual working arrangements).

Blackstone, the Fund, the Managers and Investment Funds, their service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions, and such systems are subject to a number of different cyber-security-related threats or risks. The Adviser, Sub-Advisers, other service providers (including, but not limited to, Fund accountants, custodians, transfer agents, and administrators), and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from cyber security breaches, computer viruses or other malicious code, ransomware attacks, network failures, computer and digital infrastructure failures, infiltration by unauthorized persons and other security breaches, or usage errors by their respective professionals or service providers, power, communications or other outages, or catastrophic events such as fires, tornadoes, floods, hurricanes, earthquakes, pandemics, wars, and terrorist attacks. Third-parties may also attempt to fraudulently induce employees, customers, third-party service providers or other users of Blackstone’s, the Fund’s, the Managers’, Investment Funds’, or their respective service providers’ systems to disclose sensitive information in order to gain access to Blackstone’s, the Fund’s, the Managers’ and Investment Funds’ data or that of Fund shareholders and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. If unauthorized parties gain access to any information and technology systems of Blackstone, the shareholders, the Managers and Investment Funds, or certain service providers, or if personnel abuse or misuse their access privileges, they may be able to steal, publish, delete, or modify private and sensitive information, including nonpublic personal information related to the Investors (and their beneficial owners) and material nonpublic information (or information that might be so characterized).

Although Blackstone and the Adviser have implemented, and Sub-Advisers and service providers may implement, various measures to manage risks relating to these types of events, such measures could prove to be inadequate and, if compromised, information and technology systems could become inoperable for extended periods of time, cease to function properly, or fail to adequately secure private information. Neither Blackstone nor the Sub-Advisers control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to Blackstone, Sub-Advisers, or the Fund, each of whom could be negatively impacted as a result. Breaches such as those involving covertly introduced malware, impersonation or manipulation of authorized users and industrial or other espionage may not be identified, even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing them from being addressed appropriately. There are also inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. The failure of these systems or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, Sub-Advisers’, or other service providers’ operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to the Fund’s shareholders, material nonpublic information and the intellectual property and trade secrets and other sensitive information in the possession of Blackstone and/or the Managers.

Cyber-attacks or technical malfunctions could interfere with the processing of shareholder or other transactions, affect the Fund’s ability to calculate its NAV, impede trading, or render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Blackstone, the Fund and/or the Managers could be required to make a significant investment to remedy the effects of any such failures, including harm to their reputations, legal claims that they and their respective affiliates may be subjected to, regulatory action or enforcement arising out of applicable privacy and other laws, adverse publicity and other events that may affect their business and financial performance.

Information relating to investments in the Fund has been and will in the future be delivered electronically. There are risks associated with such electronic delivery including, but not limited to, that e-mail messages are not secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Tax Risk. The Fund’s ability to pursue its investment strategy may be limited by the Fund’s intention to qualify for treatment as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the Fund’s strategy may bear adversely on the Fund’s ability to so qualify. In order to qualify as a RIC, the Fund must, among other requirements, derive at least 90% of its gross income each taxable year from certain specified sources (“qualifying income”) and meet certain requirements with respect to the diversification of assets and the distribution of income and gains. The amount, timing and character, including under Subchapter M, of the Fund’s income in respect of certain Fund investments are uncertain. Further, the Fund’s investments in and through underlying entities such as the Cayman Subsidiary and other investment vehicles may also make it difficult for the Fund to meet the RIC qualification requirements regarding the diversification of its assets. It is possible that the Fund may fail to meet any of these requirements, in which case the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income and gains at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net long-term capital gains, generally would be taxable to shareholders as ordinary income. The Fund’s failure to qualify and be taxed as a RIC could significantly reduce shareholders’ returns on their investments in the Fund. In addition, if any income earned by the Cayman Subsidiary or other investment vehicles in which the Cayman Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to U.S. taxes, which could significantly reduce shareholders’ returns on their investments in the Fund. See “Tax Considerations” below.

Model and Technology Risk. Certain Managers use investment programs that are fundamentally dependent on proprietary or licensed technology through such Manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution and trade allocation systems, and/or risk management systems. These strategies and systems may not be successful on an ongoing basis, could contain errors, omissions, imperfections, or malfunctions, or could be degraded, corrupted, or compromised. In addition, a Manager’s strategies and systems may operate effectively in isolation, but may generate unintended consequences when interfacing with trading, risk, or other investment tools, models, systems, or databases. Any errors, omissions, imperfections, malfunctions, degradations, corruptions, or compromises in strategies or systems could affect the ability of the Manager to implement its investment program. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather, organize, and analyze large amounts of data from third-parties and other external sources. Defects in algorithmic trading systems are often extremely difficult to detect and some may go undetected for long periods of time or may never be detected. The adverse impact caused by such defects can compound over time. For strategies that involve high or ultra-high frequency trading, the compounding of adverse impact could be accelerated and create significant losses before the trading can be interrupted. There is no guarantee that safety mechanisms like “circuit breakers” or other automatic interruption mechanisms at a Manager or at an exchange will prevent significant losses. More specifically, as it is not possible or practicable for a Manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions, Managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate investment and trading decisions. The model may be more effective with certain instruments than others, and Managers may not be able to identify or quantify all factors driving the instruments’ prices. Shareholders should be aware that there is no guarantee that a Manager that uses quantitative techniques will use any specific data or type of data in generating forecasts or making trading decisions on behalf of the Fund, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Fund will be (i) the most accurate data available; (ii) free from errors, corruptions, or interruptions; or (iii) delivered or accessible in a timely manner. In addition, the use by certain Managers of predictive or algorithmic models often have inherent risks because the construction of the model is dependent on historical data supplied by third parties and the success of such models depends heavily on the accuracy and reliability of the supplied historical data. Furthermore, any factor that would make it more difficult to execute trades in accordance with the models, such as a significant lessening of liquidity in a particular market or a market’s inefficiency, would also impose a significant risk. Most quantitative computer models cannot fully match the complexity of the financial markets, and therefore any sudden, unanticipated changes in the underlying market conditions can increase the risk. The use of a quantitative model and technology requires sophisticated mathematical calculations and complex computer programs, and there is no guarantee that a Manager will successfully carry out and use such calculations and programs correctly or use them effectively. Algorithmic trading strategies that integrate human personnel within trading systems may also be subject to errors of human judgment or cognitive biases. All of the aforementioned risks may have a negative effect on the Fund. The profitability of many quantitative model-based strategies utilized by certain Managers are expected to decrease as the assets of the Fund allocated to such Managers and/or the assets of the other clients of such Managers (or their affiliates or competitors) increase.

Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, Managers, and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. In addition, a rapidly expanding or otherwise more aggressive regulatory environment may impose greater costs on all sectors and on financial services companies in particular.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

Long/Short Strategies Risk. If the Adviser’s or the Sub-Advisers’ evaluation of the value of a particular security is incorrect or if the market never recognizes that evaluation in the price of a particular security, long/short strategies could result in losses for the Fund.

Hedging Transactions Risk. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at all or at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

High Portfolio Turnover Risk. Certain of the Fund’s strategies, typically those that involve actively trading securities, may result in a high portfolio turnover rate, which can increase transaction costs (thus lowering performance) and taxable distributions. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

Limited Capacity Risk. Alternative investment strategies utilized by the Fund may have limited capacity, and the Adviser may not be able to allocate as much of the Fund’s assets to one or more alternative investment strategies as it desires. This capacity limitation may negatively impact the performance and portfolio composition of the Fund.

Risk Control Framework Risk. The Adviser and the Sub-Advisers may employ one or more risk controls in an effort to assess and manage the risks associated with the Fund’s investments. No risk control system is fail safe, and no assurance can be given that any risk control framework designed or used by the Adviser or the Sub-Advisers will achieve its objective.

Subsidiary Risk. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiaries to operate as expected and could adversely affect the Fund.

Borrowing Risk. The Fund is permitted to borrow money (or engage in transactions that are economically similar to borrowing money) to fund investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations. The Fund maintains a committed revolving line of credit with State Street Bank and Trust Company. The Fund pays a commitment fee, in addition to the stated interest rate, to maintain the line of credit.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market and economic conditions and investor sentiment. The Fund and its Managers employ from time to time various investment styles, and could outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Defensive Investing Risk. For defensive purposes, the Fund may, as part of its risk management process, allocate assets into cash or short-term fixed income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Systematic Trading Risk. Certain Managers base their trading decisions on systematic mathematical analysis of past price behavior. The Manager may incur substantial trading losses during periods when markets behave substantially different from the period in which the Manager’s models are derived.

Securities Lending Risk. The risks in lending portfolio securities, as with other extensions of credit and counterparty risk, include possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower default or fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. Because the Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund’s securities lending transactions may result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

PERFORMANCE

The Fund commenced operations on June 16, 2014. The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the periods indicated and by showing how the Fund’s average annual returns compare with the returns of three broad-based securities market indices. Past performance assumes the reinvestment of all dividend income and capital gains distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors that are tax-exempt or hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class I only. After-tax returns for other classes will vary. The

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

Fund’s current performance for the most recent month end can be obtained by calling 1-855-890-7725 or by visiting the Fund’s website at www.bxmix.com. The Fund’s past performance is not an indication of how the Fund will perform in the future.

Average Annual Total Returns/Class I Shares

Years Ending December 31

Average Annual Total Returns Periods Ending December 31, 2022	1 Year	5 Years	Since Inception
CLASS I			(06/16/2014)
Return Before Taxes	-4.62%	0.87%	2.00%
Return After Taxes on Distributions	-4.62%	0.10%	1.28%
Return After Taxes on Distributions and Sale of Fund Shares	-2.74%	0.38%	1.26%
HFRX Global Hedge Fund Index (reflects no deductions for fees, expenses, or taxes)	-4.44%	1.40%	1.11%
MSCI World Index TR (reflects no deductions for fees, expenses, or taxes)	-17.73%	6.68%	7.36%
Bloomberg Global Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	-16.06%	-1.66%	-0.66%

CLASS D			(11/17/2014)
Return Before Taxes	-5.00%	0.53%	1.78%
HFRX Global Hedge Fund Index (reflects no deductions for fees, expenses, or taxes)	-4.44%	1.40%	1.43%
MSCI World Index TR (reflects no deductions for fees, expenses, or taxes)	-17.73%	6.68%	7.74%
Bloomberg Global Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	-16.06%	-1.66%	-0.33%

CLASS Y			(01/28/2015)
Return Before Taxes	-4.56%	0.94%	2.06%
HFRX Global Hedge Fund Index (reflects no deductions for fees, expenses, or taxes)	-4.44%	1.40%	1.50%
MSCI World Index TR (reflects no deductions for fees, expenses, or taxes)	-17.73%	6.68%	8.10%
Bloomberg Global Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	-16.06%	-1.66%	-0.28%

No Class R shares were outstanding as of December 31, 2022.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across twenty-three developed markets, covering approximately 85% of the free float-adjusted market capitalization in each country. As of the date of this Prospectus, it consists of the following country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Index information is included for comparison purposes only; the indices do not represent performance benchmarks or targets for the Fund.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

MANAGEMENT OF THE FUND

Adviser: Blackstone Alternative Investment Advisors LLC

Discretionary Sub-Advisers:

Bayforest Capital Limited

Bayview Asset Management, LLC

Blackstone Liquid Credit Strategies LLC

Blackstone Real Estate Special Situations Advisors L.L.C.

Caspian Capital LP

Clear Sky Advisers, LLC

D. E. Shaw Investment Management, L.L.C.

Endeavour Capital Advisors Inc.

Fir Tree Capital Management, LP

Fort Baker Capital Management LP

Harvest Fund Advisors LLC

Magnetar Asset Management LLC

Maren Capital LLC

Mariner Investment Group, LLC

Melqart Asset Management (UK) Limited

Merritt Point Partners LLC

Mesarete Capital LLP

Nephila Capital Ltd.

North Reef Capital Management LP

Sage Rock Capital Management LP

Seiga Asset Management Limited

Seven Grand Managers, LLC

Trailstone Commodity Trading US, LLC

Two Sigma Advisers, LP

Varick Capital Partners LP

Waterfall Asset Management, LLC

Portfolio Managers:

Name	Portfolio Manager of the Fund Since	Title

Riad Abrahams	2023	Senior Managing Director, Blackstone (Hedge Fund Solutions)

David Ben-Ur	2022	Senior Managing Director, Blackstone (Hedge Fund Solutions)

Max Jaffe	2021	Managing Director, Blackstone (Hedge Fund Solutions)

Winfield Sickles	2022	Managing Director, Blackstone (Hedge Fund Solutions)

Stephen Sullens	2014	Senior Managing Director, Blackstone (Hedge Fund Solutions)

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment in Class D Shares of the Fund by an investor is $10,000, and the minimum subsequent investment in Class D Shares of the Fund by an investor is $1,000.

The minimum initial investment in Class I Shares of the Fund by an investor is $100,000, and the minimum subsequent investment in Class I Shares of the Fund by an investor is $10,000.

Class R Shares do not have initial investment or subsequent investment minimums.

Class Y Shares do not have initial investment or subsequent investment minimums. Class Y Shares are reserved for (i) investors who invest in the Fund directly; (ii) investors who invest through certain intermediaries with which the Fund has contracted; and (iii) employees, officers, and directors/trustees of the Adviser, the Fund, or their respective affiliates.

The Fund, the Adviser, or Blackstone Securities Partners L.P. (the “Distributor” or “BSP”) may waive the investment minimum requirements for any share class from time to time in its sole discretion and waives investment minimum requirements for Class D and Class I Shares for certain omnibus accounts and retirement plans.

BSP is a broker-dealer whose purpose is to distribute Blackstone managed or affiliated products. BSP provides services to its Blackstone affiliates, not to investors in its funds, strategies, or other products. BSP has not made and will not make any recommendation regarding, and will not monitor, any investment. As such, when BSP presents an investment strategy or product to an investor or a prospective investor, BSP does not collect the information necessary to determine—and BSP does not engage in a

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	July 31, 2023, as revised January 9, 2024

determination regarding—whether an investment in the strategy or product is in the best interests of, or is suitable for, the investor. You should exercise your own judgment and/or consult with your own professional advisor to determine whether it is advisable for you to invest in any Blackstone strategy or product. Please note that BSP will not provide the kinds of financial services that you might expect from another financial intermediary, such as overseeing any brokerage or similar account. For financial advice relating to an investment in any Blackstone strategy or product, contact your own professional advisor.

Financial intermediaries and other retirement plans may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact your financial intermediary or retirement plan for further information. For more information, please see “Additional Information about the Purchase and Sale of Shares.”

The Fund or the Fund’s transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the account of a “Specified Adult” (as that term is defined in Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in good order.

To purchase, redeem, or exchange shares, or for more information about how to purchase, redeem, or exchange shares, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the Fund, you should contact the Fund by phone at 1-855-890-7725, by email at HFSMutualFundClientService@Blackstone.com, or by mail at 345 Park Avenue, 28th Floor, New York, NY 10154.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gain, except where you are exempt from income tax or your investment is through an IRA, 401(k), or other tax-advantaged account. If you invest through such tax-advantaged accounts, you may be subject to tax upon withdrawal from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser, or the Distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Blackstone